UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011 (July 27, 2011)

KEY ENERGY SERVICES, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713/651-4300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 27, 2011, Key Energy Services, Inc., a Maryland corporation (the “Company”) entered into the First Amendment to Credit Agreement (the “Amendment”) among the Company, each lender from time to time party to the Credit Agreement (as defined below), JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and Capital One, N.A., Wells Fargo Bank, N.A., Credit Agricole Corporate and Investment Bank and DnB NOR Bank ASA, as Co-Documentation Agents. The Amendment, which is effective as of July 27, 2011, amends certain provisions of the Company’s credit agreement, dated as of March 31, 2011 (together with all annexes, exhibits and schedules thereto, the “Credit Agreement”), which provides for a senior secured credit facility (the “Senior Secured Credit Facility”) consisting of a revolving credit facility, letter of credit sub-facility and swing line facility of up to an aggregate principal amount of $400.0 million, all of which will mature no later than March 31, 2016. The Senior Secured Credit Facility and the obligations thereunder are secured by substantially all of the assets of the Company and the subsidiary guarantors, and are guaranteed by certain of the Company’s existing and future domestic subsidiaries.
Among other changes, the Amendment increased the total commitments by the lenders under the credit facility from $400.0 million to $550.0 million, effected by an increase in the commitments of certain existing lenders under the facility and the addition of certain new lenders.
The Amendment also modifies the Senior Secured Credit Facility by, among other things:
•
increasing, from $500.0 million to $650.0 million, the maximum aggregate amount of commitments permitted under the Credit Agreement pursuant to the Company’s option to increase commitments by the lenders; and

•
amending the requirement that the Company maintain a debt to capitalization ratio of consolidated total funded indebtedness to total capitalization of 45% or less by changing the maximum required ratio to the following percentages during each corresponding period:

Fiscal Quarter Ending	Ratio
June 30, 2011 through March 31, 2012	50%
June 30, 2012 and September 30, 2012	47.5%
December 31, 2012 and thereafter	45%
Except as amended by the Amendment, the Senior Secured Credit Facility remains in full force and effect as originally executed, and the Company is subject to the various other affirmative and negative covenants included in the Senior Secured Credit Facility, as amended, including without limitation restrictions related to (i) liens; (ii) debt, guarantees and other contingent obligations; (iii) mergers and consolidations; (iv) sales, transfers and other dispositions of property or assets; (v) loans, acquisitions, joint ventures and other investments (with acquisitions permitted so long as, after giving pro forma effect thereto, no default or event of default exists under the Senior Secured Credit Facility, the pro forma consolidated total leverage ratio does not exceed 4.00 to 1.00, the Company is in compliance with its other financial covenants and the Company has at least $25 million of availability under the Senior Secured Credit Facility); (vi) dividends and other distributions to, and redemptions and repurchases from, equityholders; (vii) making investments, loans or advances; (viii) selling properties; (ix) prepaying, redeeming or repurchasing subordinated (contractually or structurally) debt; (x) engaging in transactions with affiliates; (xi) entering into hedging arrangements; (xii) entering into sale and leaseback transactions;

(xiii) granting negative pledges other than to the lenders; (xiv) changes in the nature of business; (xv) amending organizational documents; and (xvi) changes in accounting policies or reporting practices; in each of the foregoing cases, with certain exceptions. Furthermore, the Senior Secured Credit Facility provides that share repurchases by the Company in excess of $200 million can be made only if the Company is in compliance, on a pro forma basis, with the debt to capitalization ratio requirement described above.
The Company may prepay the Senior Secured Credit Facility in whole or in part at any time without premium or penalty, subject to certain reimbursements to the lenders for breakage and redeployment costs.
The description of the Senior Secured Credit Facility and the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 5, 2011 and is incorporated herein by reference, and the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On July 28, 2011, the Company announced its results for the quarter ended June 30, 2011. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 2.02 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided under Item 1.01 with respect to the Amendment, the Credit Agreement and the Senior Secured Credit Facility is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1
First Amendment to Credit Agreement, dated as of July 27, 2011, among Key Energy Services, Inc., each of the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Capital One, N.A., Wells Fargo Bank, N.A., Credit Agricole Corporate and Investment Bank and DnB NOR Bank ASA, as co-documentation agents.

99.1	Press release of Key Energy Services, Inc. issued July 28, 2011 reporting results for the quarter ended June 30, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: July 29, 2011	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye
Senior Vice President and General Counsel

Exhibit Index

Exhibit
No.	Description

10.1	First Amendment to Credit Agreement, dated as of July 27, 2011, among Key Energy Services, Inc., each of the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Capital One, N.A., Wells Fargo Bank, N.A., Credit Agricole Corporate and Investment Bank and DnB NOR Bank ASA, as co-documentation agents.
99.1	Press Release of Key Energy Services, Inc. issued July 28, 2011 reporting results for the quarter ended June 30, 2011.